Exhibit 99.1

Blue Ridge Bankshares, Inc. Increases Dividend by 5.3% and Plans Stock Split

Charlottesville, Va., March 17, 2021 – Blue Ridge Bankshares, Inc. (the “Company”) (NYSE American: BRBS) announced today that its Board of Directors has approved and declared a quarterly dividend of $0.15 per share, an increase of $.0075, or 5.3% from the most recent quarterly dividend. The cash dividend will be paid to shareholders of record as of April 20, 2021 and made payable on April 30, 2021. Additionally, the Company announced that its Board of Directors has approved and declared a 3-for-2 stock split, which will be made in the form of a 50% stock dividend to shareholders of record at the close of business on April 20, 2021. The additional shares will be distributed on April 30, 2021. Following the split, the Company’s outstanding shares will increase from approximately 12.4 million to 18.6 million. Cash will be paid in lieu of fractional shares based on the closing price of common stock on the record date. The quarterly cash dividend will be paid on pre-split shares.

“Our team’s incredible energy and commitment to our customers and communities created strong financial results in the face of significant uncertainty over the last 12 months,” said Brian K. Plum, President and Chief Executive Officer. “The results allow us to provide shareholders a meaningful increase in the cash dividend and an increase in the number of shares via the stock split as we focus on continuing to improve shareholder value and liquidity.”

Forward-Looking Statements

This release of Blue Ridge Bankshares, Inc. contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company’s financial performance to differ materially from that expressed in such forward-looking statements: (i) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; (ii) geopolitical conditions, including acts or threats of terrorism, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (iii) the effects of the COVID-19 pandemic, including the adverse impact on the Company’s business and operations and on the Company’s customers which may result, among other things, in increased delinquencies, defaults, foreclosures and losses on loans; (iv) the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events; (v) the Company’s management of risks inherent in its real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of the Company’s collateral and its ability to sell collateral upon any foreclosure; (vi) changes in consumer spending and savings habits; (vii) technological and social media changes; (viii) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; (ix) changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks generally, or the Company’s subsidiary bank in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; (x) the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (xi) the impact of changes in laws, regulations and policies affecting the real estate industry; (xii) the effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setting bodies; (xiii) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (xiv) the willingness of users to substitute competitors’ products and services for the Company’s products and services; (xv) the effect of acquisitions the Company may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions; (xvi) changes in the level of the Company’s nonperforming assets and charge-offs; (xvii) the Company’s involvement, from time to time, in legal proceedings and examination and remedial actions by regulators; (xviii) potential exposure to fraud, negligence, computer theft and cyber-crime; (xix) the Company’s ability to pay dividends; (xx) the Company’s involvement as a participating lender in the PPP as administered through the SBA, (xxi) the businesses of the Company and Bay Banks of Virginia, Inc. (“Bay Banks”) after the recently completed merger may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (xxii) expected revenue synergies and cost savings from the Bay Banks merger may not be fully realized or realized within the expected timeframe; (xxiii) revenues following the Bay Banks merger may be lower than expected; (xxiv) customer and employee relationships and business operations may be disrupted by the Bay Banks merger; and (xxv) other risks and factors identified in the “Risk Factors” sections and elsewhere in documents the Company files from time to time with the SEC.